Common Stock	6 Months Ended
Jul. 31, 2013
Notes [Abstract]
Common Stock

NOTE 9: COMMON STOCK

On February 27, 2012, the Company authorized an increase to the authorized number of shares of common stock from 100,000,000 shares to 650,000,000 shares and decreased the authorized preferred stock from 100,000,000 shares to 50,000,000 shares.  In addition, the par value of the Company’s common stock was changed from $0.001 per share to $0.0001 per share.

The following reflects the common stock transactions as adjusted for the change in par value.

In June 2012, the Company issued 1,409,375 shares of its common stock for services rendered valued at $5,638.  As a result, $5,497 has been recorded as paid in capital.

In July 2012, the Company effected a 4-1 reverse split, whereby each shareholder would receive one (1) share of common stock for each four (4) shares of common stock held.  The reverse split resulted in the 100,000,000 shares issued and outstanding to be reduced by (75,000,000) shares, leaving 25,000,000 total shares of common stock issued and outstanding.

On August 23, 2012, in connection with the Share Exchange, the Company’s common shares were recapitalized by an addition of 418,000,686 common stock shares.  As a result, $41,800 was recorded to paid in capital.

As of July 31, 2013 and January 31, 2013, 443,000,686 shares of the Company’s common stock were issued and outstanding.